UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 20, 2023
FEDERAL HOME LOAN BANK OF BOSTON
(Exact name of registrant as specified in its charter)

Federally chartered corporation of the United States	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 Boylston Street
Boston, MA 02199
(Address of principal executive offices, including zip code)
(617) 292-9600
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 20, 2023, the Federal Home Loan Bank of Boston's (the “Bank's”) board of directors (the “Board”) declared that Edward F. Manzi, Jr., John C. Witherspoon, and Eric Chatman had been re-elected and Michael A. Brown had been elected to the Board, each for a four-year term commencing on January 1, 2024 (the “Director Elections”) and the Bank reported these results via Form 8-K filed with the Securities and Exchange Commission (the “Original Form 8-K”). At that time, the 2024 Board committee assignments (the “Committee Assignments”) had not been made. On January 12, 2024, the Board made the Committee Assignments. This Form 8-K/A amends the Original Form 8-K to disclose the Committee Assignments, which are set out below.

EXECUTIVE COMMITTEE

Chairman: Eric Chatman
Vice Chairman: John C. Witherspoon
Duncan Barnard
Thomas J. Curry
Dwight M. Davidsen
Antoinette C. Lazarus
Edward F. Manzi, Jr.
William M. Parent
E. Macey Russell

AUDIT COMMITTEE

Chair: Duncan Barnard
Vice Chair: Edward F. Manzi, Jr.
Antoinette C. Lazarus
Kevin D. Miller
William M. Parent
Robert Tourigny

FINANCE COMMITTEE

Chair: Edward F. Manzi, Jr.
Vice Chair: David Rotatori
Duncan Barnard
Michael A. Brown
Robert Tourigny
John C. Witherspoon

GOVERNANCE/GOVERNMENT RELATIONS COMMITTEE

Chair: Thomas J. Curry
Vice Chair: Antoinette C. Lazarus
Donna L. Boulanger
Kevin D. Miller
David Rotatori
John C. Witherspoon

HOUSING & COMMUNITY DEVELOPMENT COMMITTEE

Chair: E. Macey Russell
Vice Chair: Thomas J. Curry
Michael A. Brown
Caroline R. Carpenter
Kevin D. Miller
Robert Tourigny

HUMAN RESOURCES AND COMPENSATION COMMITTEE

Chair: Antoinette C. Lazarus
Vice Chair: Thomas J. Curry
Dwight M. Davidsen
William M. Parent
E. Macey Russell
John C. Witherspoon

RISK COMMITTEE

Chair: Dwight M. Davidsen
Vice Chair: Edward F. Manzi, Jr.
Donna L. Boulanger
Caroline R. Carpenter
David Rotatori
E. Macey Russell

TECHNOLOGY COMMITTEE

Chair: William M. Parent
Vice Chair: David Rotatori
Duncan Barnard
Michael A. Brown
Caroline R. Carpenter

AD HOC COMMITTEE

Chair: Donna L. Boulanger
Vice Chair: Thomas J. Curry
Duncan Barnard
Eric Chatman
Dwight M. Davidsen
Antoinette C. Lazarus
Edward F. Manzi, Jr.
E. Macey Russell
William M. Parent
John C. Witherspoon

The chair of the Board is an ex-officio member of all committees of the Board. However, the chair is not counted in determining the number of committee members necessary to constitute a quorum; but, if present, the chair is counted for purposes of establishing a quorum at any such committee meeting and is entitled to vote unless otherwise provided in a committee’s charter.

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 17, 2024	Federal Home Loan Bank of Boston
By:/s/ Frank Nitkiewicz
Frank Nitkiewicz
Executive Vice President, Chief Operating Officer and Chief Financial Officer